UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)     May 22, 2002
                                                            ------------------
                                                              (May 23, 2002)
                                                            ------------------



                               PNM RESOURCES, INC.
                               -------------------
                    (Formerly known as Manzano Corporation)
             (Exact name of registrant as specified in its charter)


           New Mexico                Commission                  85-0468296
----------------------------    File Number 333-32170    -----------------------
(State or Other Jurisdiction                ---------        (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

The following is a press release issued by the Company on May 22, 2002.

              PNM Responds to FERC Inquiry: No Inappropriate Trades

ALBUQUERQUE, N.M., May 22, 2002 - Public Service Company of New Mexico, a subsidiary of PNM Resources (NYSE: PNM), did not engage in attempts to manipulate the wholesale power market during California's electricity crisis, the company reported today to the Federal Energy Regulatory Commission.

"Our wholesale marketing operations have always been conducted according to the highest ethical standards," said Jeff Sterba, chairman, president and chief executive officer of PNM Resources. "Our internal investigation, with assistance from an independent expert, has confirmed what we knew all along: We did not employ inappropriate trading strategies to better the company's profits."

PNM responded today to multiple questions by the FERC, which has ordered more than 100 energy firms to reveal whether they participated in practices similar to those described in recently disclosed Enron memos.

Among the questions asked by FERC of all energy firms was whether power was purchased at the now-defunct California Power Exchange and exported to take advantage of higher prices outside the state. While PNM reported that it did purchase a very small amount of power from the Cal PX, about one-tenth of one percent of its total purchases during the period identified by FERC, the company cannot determine whether that power was used to meet the needs of New Mexico customers or whether it was sold back into the wholesale market.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. Its principal subsidiary is Public Service Company of New Mexico, which provides electric power and natural gas utility services to more than 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.

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

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1 Public Service Company of New Mexico's Responses to Fact-Finding Investigation of Potential Manipulation of Electric and Natural Gas Prices, May 22, 2002.



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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                   (Registrant)


Date:  May 23, 2002                             /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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